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                                                                 EXHIBIT 23.1(A)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 7, 2001, except for the third paragraph of
Note 11, as to which the date is August 23, 2001, in the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated February 27, 2002.

                                          /s/ ERNST & YOUNG LLP

West Palm Beach, FL
February 25, 2002
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                                                                 EXHIBIT 23.1(B)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2000 related to the consolidated financial statements of TravCorps Corporation and Subsidiary, in the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated February 27, 2002.

                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 25, 2002
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                                                                 EXHIBIT 23.1(C)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 26, 2001 related to the consolidated financial statements of ClinForce, Inc. in the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated February 27, 2002.

                                          /S/ ERNST & YOUNG LLP

Raleigh, North Carolina
February 26, 2002
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                                                                 EXHIBIT 23.1(D)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 10, 2001 related to the financial statements of Heritage Professional Education, LLC included in the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated February 27, 2002.

                                          /S/ ERNST & YOUNG LLP

Nashville, Tennessee
February 26, 2002